Income Taxes	6 Months Ended
Jun. 30, 2022
Income Tax Disclosure [Abstract]
Income Taxes	Income Tax
The components of income tax expense were as follows:

	Six Months Ended June 30,
	2022	2021
Loss before income tax	$(5,978)	$(31,258)
Provision (benefit) for income tax	$2,143	$220
Effective tax rate	(35.9%)	(0.5%)
The Company’s effective tax rate for the six months ended June 30, 2022 differs from the BVI statutory rate of 0%. The increase was due to increases in intercompany income in certain taxable jurisdictions. The Company maintains the exception under ASC 740-270-30-36(b), Accounting for Income Taxes, for jurisdictions that do not have reliable estimates of income. The Company has used a year-to-date methodology to determine the effective tax rate for the six months ended June 30, 2022 and 2021.
The Company is incorporated in the BVI. The BVI does not impose corporate income taxes. The Company’s operations are conducted throughout various subsidiaries in a number of countries throughout the world with significant operations in Uruguay, where the Company operates in a free trade zone. Consequently, income tax has been provided based on the laws and rates in effect in the countries in which operations are conducted or in which the Company’s subsidiaries are considered resident for corporate income tax purposes, including Argentina, China, Israel, the Netherlands, the United States and Spain.
In the current period, a valuation allowance was established in the Netherlands and Uruguay. The Company continues to maintain a valuation allowance in Argentina.
As of June 30, 2022, the Company has recognized uncertain tax positions related to positions taken in Spain. If applicable, the Company accrues interest and penalties related to uncertain tax positions as a component of the income tax provision.